Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
Acquisition of interest
On January 9, 2026, Banco Inter (an indirectly controlled company) entered into a contract to acquire an additional stake equivalent to 29.05% of the total share capital of Inter Asset Gestão de Recursos Ltda., for R$35,180, as previously approved by BACEN through an Official Letter dated November 10, 2025. As a result of the acquisition, Banco Inter holds 99.91% of Inter Asset Gestão de Recursos Ltda., an independent financial resources manager, asset management, securities portfolio management and wealth management company.
Discontinuation of Level II Sponsored BDR Program
On January 26, 2026, Inter&Co, Inc. announced that its Board of Directors has decided to begin a process to discontinue its Sponsored Level II BDR Program. The process is currently subject to the approval of B3 and CVM and involves: (i) the creation of an Unsponsored Level I BDR Program, to be filed by Banco Bradesco S.A., (ii) the discontinuation of the Sponsored Level II BDR Program, and (iii) the cancellation of the Company's registration as a foreign issuer with the CVM.
Payment of cash dividend
On February 22, 2026, the Board of Directors of Inter&Co, Inc. approved the distribution of cash dividends in the amount of US$0.11 per common share, based on the profits reported in the financial statements for the fiscal year ended December 31, 2025. The dividends were paid on March 5, 2026 to shareholders holding common shares of the Company as of the record date of February 22, 2026. For holders of Brazilian Depositary Receipts (BDRs), the dividend amount was R$0.60 per BDR, calculated using the PTAX exchange rate of R$5.26 per U.S. dollar published on February 10, 2026, and the payment to BDR holders was made on March 13, 2026.